Alight Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Exhibit 10.7

AMENDED AND RESTATED SUPPORT AND SERVICES AGREEMENT

This AMENDED AND RESTATED SUPPORT AND SERVICES AGREEMENT (this “Agreement”) is dated as of [●], 2019 and is between Alight Inc., a Delaware corporation (“Alight”), Tempo Holding Company, LLC, a Delaware limited liability company (together with its successors, “Alight OpCo”), Tempo Acquisition, LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of Holdco (together with its successors, the “Company” and together with Alight and Alight OpCo, the “Alight Parties”), Blackstone Capital Partners VII NQ L.P., a Delaware limited partnership (together with its affiliated co-investing funds, “BCP”), and Blackstone Management Partners L.L.C., a Delaware limited liability company (“BMP”) affiliated with The Blackstone Group L.P. (“Blackstone”). This Agreement amends and restates the Support and Services Agreement Dated as of May 1, 2017 (the “Existing Agreement”).

BACKGROUND

1.    BMP has provided Alight OpCo and the Company or their respective subsidiaries with portfolio company operations support and services in accordance with the Existing Agreement.

2.    Alight intends to consummate an initial public offering (the “IPO”) of its class A common stock, par value $0.01 per share (“Class A Common Stock”) and to serve as the sole managing member of Alight OpCo.

3.    The Alight Parties seek to continue to receive such portfolio company operations support and other services following the consummation of Alight’s IPO, and Blackstone and BMP are willing to continue providing such services.

In consideration of the premises and agreements contained herein and of other good and valuable consideration, the sufficiency of which are hereby acknowledged, the parties agree as follows:

AGREEMENT

Section 1.    Portfolio Operations Support.

Until the date on which Blackstone and its affiliated co-investing funds have beneficial ownership (as defined in the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder) of less than 5% of the voting power of all of Alight’s shares of capital stock entitled to vote generally in the election of directors or equity interests in Alight and Alight OpCo that has a fair market value (as determined in good faith by BCP) of less than $25 million (the “Exit Date”), or at such earlier date chosen by BMP, BMP intends to make available to the Alight Parties and their respective subsidiaries the services customarily provided by Blackstone’s Portfolio Operations group to Blackstone’s private

Alight Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

equity portfolio companies (the “Ops Support”), and the Alight Parties agree to accept the amount and type of Ops Support as may be determined by the Portfolio Operations group, in its sole discretion, to be warranted and appropriate. BMP may, at any time, choose not to provide any such services. Such services will be provided without charge, other than for the reimbursement of Out-of-Pocket Expenses as described below.

Section 2.    Other Services.

(a)    Equity Healthcare. Blackstone has also established an “Equity Healthcare” group, which leverages the scale of Blackstone’s combined portfolio companies so as to hold down benefit and claims costs and deliver better quality health care to U.S. employees and their families. If so requested by Alight OpCo, Alight OpCo and the Company will enter into an agreement with BMP or its affiliated designee pursuant to which the Company and its subsidiaries will receive the healthcare-related services customarily provided by Blackstone’s Equity Healthcare group to Blackstone’s private equity portfolio companies. In consideration of such services, during the term of such agreement the Company will pay to BMP or its affiliated designee a “Per Employee Fee”, which shall be paid as follows. No later than the fifth business day of each month after Alight OpCo and the Company has requested such services, Alight OpCo and the Company will, jointly and severally, pay or caused to be paid to BMP or its affiliated designee, as the Per Employee Fee in respect of that immediately preceding month, an aggregate amount equal to the Per Employee Fee times the highest number of employees of Alight OpCo and its subsidiaries that receive medical benefits arranged by BMP or its affiliated designee during such immediately preceding month. The Per Employee Fee is the current fee generally charged in this regard with respect to Blackstone’s portfolio companies generally.

(b)    Group Purchasing. Blackstone facilitates a group purchasing program, which harnesses the purchasing power of a large number of Blackstone’s private equity portfolio companies. BMP agrees to make available to the Alight Parties and their respective subsidiaries the opportunity to participate in Blackstone’s group purchasing program. Any such participation would be on terms mutually agreed by the Alight Parties and BMP. The Alight Parties acknowledge that BMP may receive commissions, payments or fees from vendors or other third parties in connection with spending through Blackstone’s group purchasing program.

(c)    No Other Services. Except as otherwise expressly set forth in this Agreement, neither BMP nor any of its affiliates will have any obligation to provide services to the Alight Parties absent an agreement between BMP or its relevant affiliate and the relevant Alight Parties with respect to the scope of such services and the payment to be made for providing such services. It is further expressly agreed that the Ops Support or any other service provided by BMP hereunder will not include investment banking or other financial advisory Services in connection with any specific acquisition, divestiture, disposition, merger, consolidation, restructuring, refinancing, recapitalization, issuance of private or public debt or equity securities (including, without limitation, an initial public offering of equity securities), financing or similar transaction by any of the Alight Parties or any of their respective affiliates. If it is subsequently agreed that any such services may be provided, the relevant Blackstone entity may be entitled to receive additional compensation for providing services of the type specified in the preceding sentence by mutual agreement of the Alight Party or such subsidiary, on the one hand, and the relevant Blackstone entity, on the other hand. For the avoidance of doubt, no services under this Agreement shall be provided in connection with any public offering of debt or equity securities or otherwise as a broker.

Alight Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

(d)    Opportunity to Provide Future Services. If the Alight Parties or any of their respective subsidiaries determines that it is advisable for an Alight Party to hire a financial advisor, consultant, investment banker or any similar advisor in connection with any acquisition, divestiture, disposition, merger, consolidation, restructuring, refinancing, recapitalization, issuance of private or public debt or equity securities (including, without limitation, an initial public offering of equity securities), financing or similar transaction, it will notify BMP of such determination in writing. Promptly thereafter, upon the request of BMP, the parties will negotiate in good faith to agree upon appropriate services, compensation, indemnification and other terms upon which the Company or such subsidiary would hire the relevant Blackstone entity to provide such services. However, the Company or such subsidiary will not be required to hire Blackstone or any of its affiliates for such services.

(e)    Monitoring of Ongoing Operations and Strategic Transactions. Even in the absence of discrete compensation, Blackstone expects to have its investment professionals actively monitor the operations of Alight, Alight OpCo and the Company, including through regular on-site visits. In addition, Blackstone may from time to time, on behalf of Alight, Alight OpCo or the Company, evaluate strategic transactions and other initiatives that are viewed by Blackstone as potentially being for the benefit of Alight, Alight OpCo or the Company. Whether or not such transactions or initiatives are ultimately consummated or realized, as described below Blackstone and its affiliates will be entitled to reimbursement from Alight OpCo and the Company of their out-out-pocket expenses incurred in connection with their efforts in this regard (including in connection with such ongoing monitoring).

Section 3.    Reimbursements.

(a)    The Alight Parties will pay, or cause to be paid, directly, or reimburse BMP and its affiliates for, their respective Out-of-Pocket Expenses (as defined below). For the purposes of this Agreement, the term “Out-of-Pocket Expenses” means the out-of-pocket costs and expenses incurred by BMP and its affiliates in connection with (i) the Ops Support, (ii) any other services provided or arranged by them under this Agreement or any other agreement with the Company (including prior to the Effective Time), (iii) in order to make Securities and Exchange Commission and other filings (such as antitrust or other regulatory filings or notices) required to be made by BCP or any of its affiliates in respect of or otherwise relating to the ownership or voting by BCP or any of its affiliates of equity securities of any of the Alight Parties or any of their successors or acquirers (i.e., relating to securities of any such successor or acquirer that may be acquired by BCP or its affiliates), (iv) in connection with the general monitoring as well as in connection with the evaluation of strategic transactions or other initiatives, all as contemplated by Section 2(e) above, or (v) otherwise incurred by BMP or its affiliates from time to time in the future in connection with the direct or indirect acquisition, ownership, voting, or subsequent sale or transfer by BCP or its affiliates of capital stock of any of the Alight Parties or any successor, including in the case of (i) through (v), without limitation, (A) fees and disbursements of any independent professionals and organizations, including independent accountants, outside legal counsel and other consultants, retained in connection therewith by BCP, BMP or any of their affiliates, including any such fees and disbursements incurred in connection with claims or proceedings or governmental

Alight Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

investigations, (B) costs of any outside services or independent contractors such as financial printers, couriers, business publications, on-line financial services or similar services, retained or used by BCP, BMP or any of their respective affiliates in connection therewith, and (C) transportation and per diem costs in connection with travel to and from Blackstone’s offices and other locations on Company-related business. All payments or reimbursements for Out-of-Pocket Expenses will be made within 20 days of the request for payment or reimbursement. This reimbursement obligation will continue after the end of the period during which Ops Support is provided under this Agreement.

(b)    Deemed Reimbursement. Blackstone has identified and maintains a roster of “senior advisors”: individuals who are highly experienced in many of the industries in which BCP’s portfolio companies operate. BMP may from time to time arrange for one or more of such individuals to provide services to the Alight Parties, either at the director level and/or as an employee or consultant. To the extent any of the Alight Parties pay compensation to any such individuals, BMP will be deemed to have been reimbursed under this Agreement in respect of any payment obligation Blackstone might otherwise have with respect to such individuals.

Section 4.    Tax and Other Information and Reporting Responsibilities.

(a)    Tax-Related Information – General. The Company will maintain its books and records in accordance with Section 6.01(a) of the Second Amended and Restated Limited Liability Company Agreement of Alight OpCo, dated on [●], 2019, as such agreement may be further amended, restated, supplemented and/or otherwise modified from time to time (the “LLC Agreement”). The Company’s books and records will be made available in accordance with Sections [6.01(b) and (c)] of the LLC Agreement.

(b)    Tax-Related Information. The Company shall prepare and file all necessary tax returns and shall provide all tax filing and reporting information to BCP in accordance with Section [6.01(d)] of the LLC Agreement.

(c)    Portfolio Company Information. For so long as BCP directly or indirectly owns equity in any of the Alight Parties and continues to have a reporting obligation with respect thereto, either to investors or to governmental authorities, in order to facilitate (i) Blackstone’s compliance with legal and regulatory requirements applicable to the beneficial ownership by BCP and its affiliates of equity securities of the Company, and (ii) BMP’s oversight of BCP’s investment in the Company, the Company agrees promptly to provide each of BCP and BMP with such information concerning the Company, including its finances and operations, as BMP or BCP may from time to time request. In furtherance of the foregoing, the Company agrees to provide each of BCP and BMP, in addition to other information that might be requested by BCP or BMP from time to time, (i) direct access to the Company’s auditors and officers, (ii) the ability to link Blackstone’s systems into the Company’s general ledger and other systems in order to enable BCP and BMP to retrieve data on a “real-time” basis, (iii) quarter-end reports, in a format to be prescribed by BMP, to be provided within 30 days after the end of each quarter, (iv) the right to visit and inspect any of the offices and properties of the Company and its subsidiaries and inspect the books and records of the Company and its subsidiaries, (v) copies of all materials provided to the Company’s board of directors (or equivalent governing body) at the same time as provided to the directors (or their equivalent) of the Company, (vi) access to appropriate officers and directors

Alight Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

of the Alight Parties at such times as may be requested by BCP or BMP, as the case may be, for consultation with each of BCP and BMP with respect to matters relating to the business and affairs of the Alight Parties and their respective subsidiaries, (vii) information in advance with respect to any significant corporate actions, including, without limitation, extraordinary dividends, mergers, acquisitions or dispositions of assets, issuances of significant amounts of debt or equity and material amendments to the certificate of incorporation or by laws of the Alight Parties or any of their respective subsidiaries, and to provide each of BCP and BMP, respectively, with the right to consult with the Alight Parties and their respective subsidiaries with respect to such actions, and (viii) flash data, in a format to be prescribed by BMP, to be provided within ten days after the end of each quarter (all such information so furnished, the “Information”). Each of the Alight Parties agrees to consider, in good faith, the recommendations of each of BCP and BMP in connection with the matters on which such Alight Party is consulted as described above. Each of the Alight Parties recognizes and confirms that BMP (a) will use and rely primarily on the Information and on information available from generally recognized public sources in performing the Ops Support and any other services contemplated by this Agreement or any other agreement with the Company without having independently verified the same, (b) does not assume responsibility for the accuracy or completeness of the Information and such other information and (c) is entitled to rely upon the Information without independent verification.

(d)    Sharing of Information. Individuals associated with Blackstone may from time to time serve on the boards of directors of the Alight Parties and their respective subsidiaries. Each of the Alight Parties, on their own behalf and on behalf of their respective subsidiaries, recognize that such individuals (i) will from time to time receive non-public information concerning the Alight Parties and their respective subsidiaries, and (ii) may share such information with other individuals associated with Blackstone. Such sharing will be for the dual purpose of facilitating support to such individuals in their capacity as directors and enabling BCP, as an equityholder, to better evaluate the Company’s performance and prospects. Each of the Alight Parties, on behalf of themselves and their respective subsidiaries, hereby irrevocably consent to such sharing.

Section 5.    Indemnification.

(a)    General. The Alight Parties, on a joint and several basis, shall indemnify and hold harmless BMP, its affiliates and their respective partners (both general and limited), members (both managing and otherwise), officers, directors, employees, agents and representatives (each such person being an “Indemnified Party”) from and against any and all actions, suits, proceedings, investigations, losses, demands, claims, damages, liabilities, costs, charges and expenses (including, without limitation, attorneys’ fees and expenses and any other litigation-related expenses), including in connection with seeking indemnification, whether joint or several (the “Liabilities”), related to, arising out of or in connection with (i) the Ops Support or any other services contemplated by this Agreement or any other agreement with any of the Alight Parties or any of their respective affiliates or the engagement of BMP pursuant to, and the performance of the Ops Support or any other services contemplated by, this Agreement or any other agreement with any of the Alight Parties or any of their respective affiliates, and (ii) the ownership or voting of equity securities of any of the Alight Parties or any of their respective affiliates, whether or not pending or threatened, whether or not an Indemnified Party is a party, whether or not resulting in any liability and whether or not such action, claim, demand, suit,

Alight Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

investigation or proceeding is initiated, brought or threatened by any of the Alight Parties or any other party. The Alight Parties on a joint and several basis shall reimburse any Indemnified Party for all costs and expenses (including attorneys’ fees and expenses and any other litigation-related expenses) as they are incurred in connection with investigating, preparing, pursuing, defending or assisting in the defense of any such pending or threatened action, claim, demand, suit, investigation or proceeding for which the Indemnified Party would be entitled to indemnification under the terms of the previous sentence, or any such matter related to or arising therefrom, whether or not such Indemnified Party is a party thereto. Each of the Alight Parties agrees that it shall not, without the prior written consent of the Indemnified Party, directly or indirectly settle, compromise or consent to the entry of any judgment in any pending or threatened action, claim, demand, suit, investigation or proceeding contemplated by this Section 5 (if any Indemnified Party is a party thereto or has been threatened to be made a party thereto) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Party from all liability, known or unknown, without future obligation or prohibition on the part of the Indemnified Party, related to, arising out of or in connection with such action, claim, suit, investigation or proceeding, and does not contain an admission of guilt or liability on the part of the Indemnified Party. The Alight Parties will not be liable under the foregoing indemnification provision with respect to any particular loss, claim, demand, damage, liability, cost or expense of an Indemnified Party that is determined by a court, in a final judgment from which no further appeal may be taken, to have resulted solely from the gross negligence or willful misconduct of such Indemnified Party. The attorneys’ fees and other expenses of an Indemnified Party shall be paid by one of the Alight Parties as they are incurred upon receipt, in each case, of an undertaking by or on behalf of the Indemnified Party to repay such amounts if it is judicially determined by a final, non-appealable judgment of a court of competent jurisdiction that the Liabilities in question resulted solely from the gross negligence or willful misconduct of such Indemnified Party.

(b)    Primary, Non-Exclusive Rights. The rights of an Indemnified Party to indemnification hereunder will be in addition to any other rights and remedies any such person may have under any other agreement or instrument to which the Indemnified Party is or becomes a party or is or otherwise becomes a beneficiary or under any law or regulation. In that regard, each of the Alight Parties acknowledges and agrees that the Alight Parties, on a joint and several basis, will be fully and primarily responsible for the payment to an Indemnified Party in respect of indemnification or advancement of expenses in connection with any jointly indemnifiable claim (as defined below), pursuant to and in accordance with the terms of this Agreement, irrespective of any right of recovery the Indemnified Party may have from the Indemnitee-related entities (as defined below). Under no circumstance shall the Alight Parties be entitled to any right of subrogation or contribution by the Indemnitee-related entities and no right of advancement or recovery the Indemnified Party may have from the Indemnitee-related entities shall reduce or otherwise alter the rights of the Indemnified Party or the obligations of the Alight Parties hereunder. In the event that any of the Indemnitee-related entities shall make any payment to the Indemnified Party in respect of indemnification or advancement of expenses with respect to any jointly indemnifiable claim, the Indemnitee-related entity making such payment shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnified Party against the Alight Parties, and the Indemnified Party shall execute all papers reasonably required and shall do all things that may be reasonably necessary to secure such rights, including the execution of such documents as may be necessary to enable the Indemnitee-related entities effectively to bring suit to enforce such rights. Each of the Alight Parties Company and each Indemnified Party agree that each of the Indemnitee-related entities shall be third-party beneficiaries with respect to this Section, entitled to enforce this Section as though each such Indemnitee-related entity were a party to this Agreement.

Alight Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

(c)    Definitions. For purposes of this Section 5(c), the following terms shall have the following meanings:

(i)    The term “jointly indemnifiable claims” shall be broadly construed and shall include, without limitation, any action, suit or proceeding for which an Indemnified Party shall be entitled to indemnification or advancement of expenses from both the Indemnitee-related entities and the Alight Parties pursuant to the Delaware General Corporation Law, any agreement or the certificate of incorporation, bylaws, partnership agreement, operating agreement, certificate of formation, certificate of limited partnership or comparable organizational documents of the Alight Parties or the Indemnitee-related entities, as applicable.

(ii)    The term “Indemnitee-related entities” means any corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise (other than the Alight Parties or any other corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise an Indemnified Party has agreed, on behalf of the Alight Parties or at any of the Alight Parties’ request, to serve as a director, officer, employee or agent and which service is covered by the indemnity described in this Agreement) from whom an Indemnified Party may be entitled to indemnification or advancement of expenses with respect to which, in whole or in part, the Alight Parties may also have an indemnification or advancement obligation (other than as a result of obligations under an insurance policy).

Section 6.    Disclaimer, Opportunities, Release and Limitation of Liability.

(a)    Disclaimer; Standard of Care. BMP makes no representations or warranties, express or implied, in respect of the Ops Support or any other service to be provided hereunder or under any other agreement with the Alight Parties. In no event will BMP or any Indemnified Party be liable to the Alight Parties or any of their affiliates for any act, alleged act, omission or alleged omission that does not constitute gross negligence or willful misconduct of BMP as determined by a final, non-appealable determination of a court of competent jurisdiction.

(b)    Freedom to Pursue Opportunities. In recognition that Blackstone and its affiliates currently have, and will in the future have or will consider acquiring, investments in numerous companies with respect to which Blackstone or its affiliates or employees may serve as an advisor, a director or in some other capacity, in recognition that Blackstone and its affiliates have myriad duties to various investors and partners, in anticipation that the Alight Parties, on the one hand, and Blackstone (or one or more affiliates, associated investment funds or portfolio companies), on the other hand, may engage in the same or similar activities or lines of business and have an interest in the same areas of corporate opportunities, in recognition of the benefits to be derived by the Alight Parties hereunder, and in recognition of the difficulties which may confront any advisor who desires and endeavors fully to satisfy such advisor’s duties in determining the full scope of such duties in any particular situation, the provisions of this Section

Alight Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

6(b) are set forth to regulate, define and guide the conduct of certain affairs of the Company as they may involve Blackstone. Except as Blackstone or BCP or BMP may otherwise agree in writing after the date hereof:

(i)    Blackstone and its affiliates shall have the right: (A) directly or indirectly to engage in any business and invest in debt, equity or other securities of, or provide advice to, any company or other entity, including, without limitation, any company, entity, business activities or lines of business that are the same as or similar to those pursued by, or competitive with, the Alight Parties and their subsidiaries; (B) directly or indirectly to do business with any client or customer of the Alight Parties and their subsidiaries; (C) to take any other action that Blackstone believes in good faith is necessary to or appropriate to fulfill its obligations as described in the first sentence of this Section 6(b); and (D) not to communicate, offer or present any potential transactions, matters or business opportunities (including any transaction, matter or opportunity that may be an investment, business opportunity or prospective economic or competitive advantage in which the Alight Parties or any of their affiliates could have an interest or expectancy) to the Company or any of its subsidiaries or any of their respective equityholders, directors, managers or other affiliates, and to pursue, directly or indirectly, any such opportunity for themselves, and to direct any such opportunity to another person.

(ii)    Blackstone and its affiliates shall have no duty (contractual or otherwise) to communicate or present any corporate opportunities to the Company or any of its affiliates or to refrain from any actions specified in Section 6(b)(i) hereof, and each of the Alight Parties, on its own behalf and on behalf of its affiliates, hereby irrevocably waives any right to require Blackstone or any of its affiliates to act in a manner inconsistent with the provisions of this Section 6(b).

(iii)    Neither Blackstone nor any of its affiliates shall be liable to the Alight Parties or any of their affiliates for breach of any duty (contractual or otherwise) by reason of any activities or omissions of the types referred to in this Section 6(b) or of any such person’s participation therein.

(c)    Release. Each of the Alight Parties hereby irrevocably and unconditionally releases and forever discharges Blackstone, BMP, BCP and their respective affiliates and their respective partners (both general and limited), members (both managing and otherwise), officers, directors, employees, agents and representatives from any and all liabilities, claims, causes of action, demands, actions, suits or proceedings related to, arising out of or in connection with the Ops Support or any other services contemplated by this Agreement or any other agreement with any of the Alight Parties or the engagement of BMP pursuant to, and the performance of the Ops Support or any other services contemplated by, this Agreement or any other agreement with such Alight Party that the Alight Party may have, or may claim to have, on or after the date hereof, except with respect to any act or omission that constitutes gross negligence or willful misconduct as determined by a final, non-appealable determination of a court of competent jurisdiction.

(d)    Limitation of Liability. In no event will BMP or any Indemnified Party be liable to any of the Alight Parties or any of their affiliates (i) for any indirect, special, incidental or consequential damages, including, without limitation, lost profits or savings, whether or not

Alight Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

such damages are foreseeable, or for any third-party claims (whether based in contract, tort or otherwise), related to, arising out of or in connection with the Ops Support or any other services contemplated by this Agreement or any other agreement with any of the Alight Parties or the engagement of BMP pursuant to, and the performance of the Ops Support or any other services contemplated by, this Agreement or any other agreement with any of the Alight Parties that such Alight party may have with any Blackstone entity, or may claim to have, on or after the date hereof, except with respect to any act or omission that constitutes gross negligence or willful misconduct as determined by a final, non-appealable determination of a court of competent jurisdiction or (ii) for an amount in excess of the fees actually received by BMP or the relevant Blackstone entity hereunder or under any other applicable agreement.

Section 7.    Miscellaneous.

(a)    Amendments. No amendment or waiver of any provision of this Agreement, or consent to any departure by any party hereto from any such provision, will be effective unless it is in writing and signed by each of the parties hereto. Any amendment, waiver or consent will be effective only in the specific instance and for the specific purpose for which given. The waiver by any party of any breach of this Agreement will not operate as or be construed to be a waiver by such party of any subsequent breach.

(b)    Notices. Any notices or other communications required or permitted hereunder shall be made in writing and will be sufficiently given if delivered personally or sent by email with confirmed receipt, or by overnight courier, addressed as follows or to such other address of which the parties may have given written notice:

if to BMP or BCP:

c/o The Blackstone Group L.P.

345 Park Avenue

New York, New York 10154]

Attention:        Peter Wallace; David Kestnbaum; Bruce McEvoy

email:              [            ] ; [            ]

if to any of the Alight Parties:

c/o Alight Inc.

4 Overlook Point

Lincolnshire, Illinois 60069

Attention:        [                         ]

email:              [            ]

Unless otherwise specified herein, such notices or other communications will be deemed received (i) on the date delivered, if delivered personally or sent by email, in each case with confirmed receipt, and (ii) one business day after being sent by facsimile or overnight courier.

(c)    Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof, and supersedes all previous oral and written (and all contemporaneous oral) negotiations, commitments, agreements and understandings relating hereto.

Alight Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

(d)    Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

(e)    Consent to Jurisdiction; Waiver of Jury Trial. Each party hereto hereby (i) agrees than any action, directly or indirectly, arising out of, under or relating to this Agreement or the transactions or services contemplated herein shall exclusively be brought in the Delaware Court of Chancery sitting in Wilmington, Delaware (the “Court of Chancery”) and shall exclusively be heard and determined by the Court of Chancery, unless the Court of Chancery determines that it does not then have subject matter jurisdiction over such action, in which case any such action shall then exclusively be brought in and shall exclusively be heard and determined by either the Supreme Court of the State of New York sitting in Manhattan or the United States District Court for the Southern District of New York, and (ii) solely in connection with the action(s) contemplated by subsection (i) hereof, (A) irrevocably and unconditionally consents and submits to the exclusive jurisdiction of the courts identified in subsection (i) hereof, (B) irrevocably and unconditionally waives any objection to the laying of venue in any of the courts identified in clause (i) of this paragraph (e), (C) irrevocably and unconditionally waives and agrees not to plead or claim that any of the courts identified in such clause (i) is an inconvenient forum or does not have personal jurisdiction over any party hereto, and (D) agrees that mailing of process or other papers in connection with any such action in the manner provided herein or in such other manner as may be permitted by applicable law shall be valid and sufficient service thereof. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any claim or action directly or indirectly arising out of, under or in connection with this Agreement, the transactions or the services contemplated hereby.

(f)    Assignment. Neither this Agreement nor any of the rights or obligations hereunder may be assigned by any of the Alight Parties without the prior written consent of BMP; provided, however, that (i) BMP may assign or transfer its duties or interests hereunder to any of its affiliates at the sole discretion of BMP, and (ii) BCP may, to the extent necessary to maintain venture capital operating company status, assign, on a “shared basis”, its rights under Section 4 to any affiliated private equity fund. Subject to the foregoing, the provisions of this Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the next sentence, no person or party other than the parties hereto and their respective successors or permitted assigns is intended to be a beneficiary of this Agreement. The parties acknowledge and agree that BMP and its affiliates and their respective partners (both general and limited), members (both managing and otherwise), officers, directors, employees, agents and representatives as well as any assignee(s) of BCP as described in clause (ii) above, are intended to be third-party beneficiaries under Sections 3, 4, 5 and 6 hereof, as applicable.

(g)    Counterparts. This Agreement may be executed by one or more parties to this Agreement on any number of separate counterparts (including by facsimile), and all of said counterparts taken together will be deemed to constitute one and the same instrument.

(h)    Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction will, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction will not invalidate or render unenforceable such provision in any other jurisdiction.

Alight Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

(i)    Payments. Each payment made by any of the Alight Parties pursuant to this Agreement shall be paid by wire transfer of immediately available funds to such account or accounts as specified by BMP or the relevant recipient to such Alight Party prior to such payment.

(j)    Captions. The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement.

[signature page follows]

Alight Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned parties have executed and delivered this Amended and Restated Support and Services Agreement as of the date first set forth above.

ALIGHT INC.

By:
Name:
Title:

TEMPO ACQUISITION, LLC

By:
Name:
Title:

TEMPO HOLDING COMPANY, LLC

By:
Name:
Title:

BLACKSTONE CAPITAL PARTNERS VII NQ L.P.
By:	Blackstone Management Associates VII NQ L.L.C.
By:	Its General Partner

By:
Name:
Title:

BLACKSTONE MANAGEMENT PARTNERS L.L.C.

By:
Name:
Title:

[Signature Page to Amended and Restated Support and Services Agreement]